SECURITIES AND EXCHANGE COMMISSION
                      Washington D.C. 20549

                        __________________

                             FORM 8-K/A
                            AMENDMENT #2

        Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Act of 1934


 Date of Report(Date of Earliest Event Reported): February 27, 2001


                NOVA NATURAL RESOURCES CORPORATION
      (Exact name of registrant as specified in its charter)


Colorado                        0-15078        84-1227328
(State or other jurisdiction    (Commission    (I.R.S. Employer
of incorporation)               File No.)      Identification No.)


4340 East Kentucky Avenue, Suite 418, Glendale, Colorado  80246
(Address of principal executive offices)                (Zip Code)


                          (720)524-1363
        (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements

In accordance with Item 7(a)(4) of Form 8-K, certain fiscal year 2000 and 1999 financial statements were filed by amendment. The auditor's Letter was inadvertently left out of that filing for the 1999 audited financials. Both audits were conducted by Eddy S. L. Chin, Chartered Accountant. It is presented herein by amendment.

                         AUDITOR'S REPORT

To the Shareholders of
Donghao Computer Enterprises Co. Ltd.

I have audited the balance sheet of Donghao Computer Enterprises Co. Ltd. as at December 31, 1999 and the statement of net income and retained earnings and changes in financial position for the year then ended. These statements are the responsibility of the corporation's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

Because I was appointed auditor of the company in the year 2000, I was not able to observe the counting of physical inventories at the beginning or at the year end nor satisfy myself concerning those inventory quantities by alternative means. Since opening and ending inventories enter into the determination of the results of operations and changes in financial position, I was unable to determine whether adjustments to cost of sales, net income for the year, accumulated surplus and cash provided from operations might be necessary.

In my opinion, except for the effect of adjustments, if any, had I been able to examine the opening or ending inventories quantities, as described in the preceding paragraph, the statements of operations, accumulated surplus and changes in financial position present fairly in all material respects, the financial position of the corporation for the year ended December 31, 1999. Further, in my opinion, the balance sheet presents fairly, in all material respects, the financial position of the companies as at December 31, 1999 in accordance with generally accepted accounting principles in the United States of America.

/s/Eddy S. L. Chin
Chartered Accountant
Markham, Ontario, Canada
December 13, 2000

     (b)  Exhibits

1. Current Report on Form 8-K filed March 5, 2001 to report an event which occurred on February 27, 2001, as amended.

2. Nova Natural Resources Corporation's Report on Form 10-QSB for the fiscal period ended March 31, 2001.


                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            NOVA NATURAL RESOURCES CORPORATION


            By:  /s/ Edward T.S. Chan
            ____________________________________
               Edward T.S. Chan, President



            By:  /s/ Brian B. Spillane
            ____________________________________
               Brian B. Spillane, Secretary

Date:  June 21, 2001